SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
14.0	Policy on Ethics and Business Conduct, as amended and restated, as of May 19, 2004

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) FTI Consulting, Inc. (“FTI”) has amended and restated as of May 19, 2004, the FTI Consulting, Inc. Policy on Ethics and Business Conduct (the “Ethics Policy”), which was previously filed as Exhibit 14.0 to FTI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2004 (by incorporation by reference from FTI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC on March 27, 2003). The Ethics Policy, among other things, has been amended to incorporate FTI’s Policy on Inside Information and Insider Trading, Policy on Conflicts of Interest and prohibition on unfair dealing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: May 19, 2004	By:	/S/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
14.0	Policy on Ethics and Business Conduct, as amended and restated, as of May 19, 2004